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                                                                   Exhibit 10.16

                              SERVICES AGREEMENT

          SERVICES AGREEMENT, effective the 20th day of November, 1997 by and between UNITED AIRLINES, INC., a Delaware corporation with offices at 1200 E. Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, with offices at 453 Sherman Avenue, Palo Alto, California 94306 (hereafter referred to as "ITN").

      1.  Introduction

          United desires to make available to its customers within the United States ("Customers") real-time travel reservations, booking and ticketing via United's Internet web site. ITN has developed its own proprietary booking engine and reservation system that allows users to make real-time travel reservations ("Reservation System"). ITN desires to develop and host certain web pages and services linked to United's web site, that will include ITN's Reservation System, as such may be customized pursuant to this Agreement (the "Service"). Therefore, United and ITN agree as follows:

      2.  Services

          Subject to the terms and conditions of this Agreement, ITN will perform the services described below:

          Software Customization and Order Fulfillment described in Exhibit A hereto.

          All services hereto will be provided in accordance with the other terms and conditions of this Agreement.

      3.  Term

          This Agreement is effective on the date provided above (hereafter the "Effective Date") and will continue for a one-year period following the Date of Acceptance ("Initial Term"). Thereafter, the Agreement shall renew for additional one year terms. Notwithstanding the above, either party may terminate this Agreement at any time on not less than one hundred and eighty
(180) days' notice. Unless otherwise provided herein, Sections 8, 9, 12, 15, 17, 18, 21, 29 and 30 will continue thereafter in full force and effect and survive any termination or expiration of this Agreement.

      4.  Linking, Framing, URL Titles

          ITN may not solicit other Internet sites or on-line services to hypertext link directly to the Service, the United Content or any United web pages without the prior written consent of United. To the extent technologically feasible and it is within ITN's control, ITN shall not permit any third party Internet site or on-line service to frame the Service or web pages such that any United Content appears on the same screen as a third party's Internet site or on-line service. To the extent that it is not technologically feasible to prevent such framing, upon United's request, ITN shall cooperate with United in causing such third party to cease and desist


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THE OMITTED PORTIONS.
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from such framing. To the extent technologically feasible, ITN will provide a uniform resource locator ("URL") title identifying United as the provider of any web pages.

      5.  Price

          The total price to United in U.S. Dollars for Design and Set-up and Special Features of the Services will be as set forth in Exhibit B hereto payable thirty days following the Date of Acceptance; provided that future billings for Special Features shall be payable forty-five (45) days following the date of ITN's invoice. In the event that any additional customization outside of the Standard Features and Special Features referred to in Exhibit A are required, the fees, outline, and specification for such additional customization as referenced above shall be mutually agreed upon in writing prior to the commencement of work and set forth as an additional Exhibit E to this Agreement. ITN shall invoice United and United agrees to pay the Monthly Access Fee and the Fee for Booking (for each booking) on a monthly basis within 30 days following the end of each month for fees accrued in the previous month.

      6.  Schedule

          Provided United has tendered the United Content as specified in
Section 12(b) in a timely manner, ITN will deliver and tender the Services for United's Final Acceptance Testing in accordance with the schedule for completion as set forth in Exhibit C. ITN shall use its reasonable best efforts to tender the Services to United so that Acceptance can occur by November 11, 1997.

      7.  Year 2000 Compliance

          ITN and United shall agree upon specifications that the Service will be "Year 2000 Compliant." At a minimum, this shall mean that the Service shall conform to the following:

          (a) The year fields of data codes to be processed by the Service shall be in four digit format;

          (b) The Service shall accurately compute dates over a range of dates from the year 1900 through the year 2100, using currently accepted methods of calculating adjustments to dates, such as the rules applying to leap years; and

          (c) When the Service encounters date codes which do not conform to a four digit year field format, the Service will log an error message.

      8.  Indemnification

          (a) ITN will defend, indemnify, and hold harmless United, its Affiliates (which shall mean for purposes of this Agreement, entities in which at least fifty percent (50%) of the voting control is held by United), officers, directors, employees, and agents (collectively "United") against and from all claims, suits, judgments, losses, damages, fines or costs (including reasonable attorneys' fees and expenses) resulting from any claim, suit or demand by any third party (i) arising out of a claim that the Reservation System or performance of the Services infringes any U.S. patent, design right, copyright, data right, trademark, service mark

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(and any application or registration respecting the foregoing), database right, trade secret, know-how and/or other intellectual property right (collectively, "Intellectual Property Rights") of a third party or (ii) resulting from any failure of supervision, negligence or willful misconduct of ITN in connection with ITN's performance under this Agreement, except to the extent caused by the negligence of United. Notwithstanding the above, in no event will ITN's liability under subclause (ii) of this Section 8(a) exceed [*]. United must notify ITN in writing after United first receives notice of any such cla im, action or allegation, including without limitation any allegation of infringement, provided, however, that failure to give prompt notice will not
              --------  -------
relieve ITN of any liability except to the extent ITN has suffered actual material prejudice by such failure. United will give ITN sole control of the defense of any action and all negotiations for its settlement or compromise, with the reasonable assistance of United, provided, however, that counsel
                                          --------  -------
selected by ITN be reasonably acceptable to United, and provided further that
                                                        -------- -------
United may its consent if any such judgment, settlement or compromise imposes a monetary obligation on United that is not covered by the indemnification, imposes any material non-monetary obligation, or does not include an unconditional release of United and its Affiliates from all claims.

          (b) United will defend, indemnify, and hold harmless ITN, its ITN Affiliates (which shall mean for purposes of this Agreement, entities in which at least fifty percent (50%) of the voting control is held by ITN), its officers, directors, employees, and agents (collectively "ITN") against and from all claims, suits, judgments, losses, damages, fines or costs (including reasonable attorneys' fees and expenses) resulting from any claim, suit or demand by any third party arising out of a claim that the United Data and/or United Content (as such terms are further defined in Section 12) infringe any U.S. patent, design right, copyright, data right, trademark, service mark (and any application or registration respecting the foregoing), database right, trade secret, know-how and/or other intellectual property right (collectively, "Intellectual Property Rights") of a third party. ITN must notify United in writing after ITN first receives notice of any such claim, action or allegation, including without limitation any allegation of infringement, provided, however,
                                                             --------  -------
that failure to give prompt notice will not relieve United of any liability except to the extent United has suffered actual material prejudice by such failure. ITN will give United sole control of the defense of any action and all negotiations for its settlement or compromise, with the reasonable assistance of ITN, provided, however, that counsel selected by United be reasonably acceptable
     --------  -------
to ITN, and provided further that ITN may withhold its consent if any such
            -------- -------
judgment, settlement or compromise imposes a monetary obligation on ITN that is not covered by the indemnification, imposes any material non-monetary obligation, or does not include an unconditional release of ITN and ITN Affiliates from all claims.

      9.  ITN Proprietary Rights

          (a)  Rights to Service. United acknowledges that ITN owns all right,
               -----------------
title and interest, including all Intellectual Property Rights in and to the Service. With respect to the Service, ITN represents and warrants that it holds the copyright and all other intellectual property rights in and to the Reservation System and all components thereof, that, to the best of its knowledge, performance of the services hereunder and delivery of the Service to United and its customers will not violate any law or agreement or any right of any party, and that ITN possesses or has secured all other rights and agreements necessary for ITN to perform the services

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS
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hereunder. United's sole remedy for breach of this Section 9 shall be the indemnity provided in Section 8 above.

          (b)  License. Effective upon the Date of Acceptance and during the
               -------
term of this Agreement, ITN grants United a non-exclusive, worldwide license to use the Services in accordance with the terms of this Agreement and, except for the United Content and the United Data as defined above, retains all title and rights to the Services, all copies and derivative works thereof and all related documentation and materials. To aid ITN in the protection of its proprietary rights, United agrees that a copyright notice may be placed in an unobtrusive manner on certain Web pages provided with the Service.

     10.  Purchase Commitment

          ITN understands and agrees that Services and prices are usage sensitive. Therefore, this Agreement will not be construed in any manner as a commitment by United to purchase a specific quantity of Services.

     11.  Performance of Services

          (a) ITN will exercise reasonable care with respect to all phases of the Services being performed, will use reasonable commercial efforts to guard and protect United against all defects in ITN materials and workmanship, and will use reasonable commercial efforts to ensure completion of the Services in accordance with the terms of this Agreement. As United's sole remedy for breach of this section, following notice from United, ITN will at its sole cost and expense use reasonable commercial efforts to correct any defects in materials and workmanship that constitute deviations from the terms of the specifications. All such corrections will be at no additional cost or expense to United.

          (b) ITN agrees to use its reasonable efforts to cause the software component of the Service (and any modifications or enhancements thereto) to remain free of all detectable computer viruses.

          (c) ITN agrees to maintain the minimum level of support and services as outlined in Exhibit D.

     12.  United Proprietary Rights

          (a) Rights to Data and Content. As between ITN and United, ITN acknowledges that United exclusively owns all right, title, and interest, including all Intellectual Property Rights in and to all data inputted, generated, processed or retrieved during the performance of this Agreement, including without limitation the rights to capture, gather, copy, aggregate, summarize, publish or distribute, any customer data, profiles, addresses, preferences, selections, bookings, ticketing, rates, fares, seat availability, inventory, scheduling or PNR data, as well as any data retrieved from any CRS, travel agency or other source during the performance of this Agreement (collectively, "United Data") and all graphic designs and logos provided by United to implement the Services, and certain information relating to the [*], including without limitation the structure of certain data within the computer reservation services relating to [*] and the [*]

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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

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[*] annexed hereto as Exhibit F (collectively, [*]); provided however, that (i)
United shall have no rights to data inputted, generated, processed or retrieved related to monitoring the performance of, modifying or improving the Reservation System or the performance of the Services, including without limitation any bug reports or similar data generated during the performance of this Agreement, and
(ii) nothing shall prevent ITN from performing similar services for other clients, including generating, processing, or retrieving the same data from any third party sources, provided such services do not utilize any data or content received or created through performance of this Agreement or United confidential information. With respect to the United Data and United Content, United represents and warrants that it holds the copyright and all other intellectual property rights in and to the United Data and United Content and all components thereof, that, to the best of its knowledge, performance of the services hereunder and delivery of the Service to United and its customers will not violate any law or agreement or any right of any party, and that United possesses or has secured all other rights and agreements necessary for ITN to perform the Services hereunder. ITN's sole remedy for breach of this Section 12 shall be the indemnity provided in Section 8 above.

          (b) License to Data and Content. Notwithstanding the above, nothing contained herein (including the provisions of Section 21 Confidential Information) shall prohibit ITN from using or disclosing United Data in an aggregate or statistical composite form to perform the limited purposes described below in this Section 12(b). For this purpose, United hereby grants ITN a limited license for the term of the Agreement, to (i) gather and distribute data specifically for the limited purposes of complying with the Air Transport Association's ("ATA") Recommended Practices for the Providers of Electronic Reservation Services ("Recommended Practices"), as such Recommended Practices may be modified from time to time; (ii) aggregate end-user data for the limited purposes of billing United for fees based on individual transactions per Exhibit B annexed hereto; (iii) aggregate transaction data for the limited purposes of marketing ITN's services by gathering and reporting statistical data on the number and booking dollar value of transactions processed by ITN, provided, however, that such statistical data shall not disclose the number and booking dollar value of transactions related solely to United; anti (iv) gather data in order to monitor internally the Reservation System's performance. In addition, United grants to ITN a world-wide, non-exclusive, royalty-free license during the term of this Agreement to use, reproduce, electronically distribute, publicly display, and publicly perform the United Data and United Content delivered to ITN by United only in connection with the Services. Except as expressly permitted herein, ITN shall have no other rights to capture, gather, copy, aggregate, summarize, publish or distribute United Data. United has the final right I of approval for any use of United Content, including the right to approve any user interface and designs.

     13.  Acceptance

          (a) Acceptance testing of the Services will be commenced by United promptly following notification by ITN that the Service has been installed and is ready for United's acceptance testing ("Acceptance Test"). The Service will be tested in accordance with the Acceptance Test criteria and procedures described in Exhibit C hereto. United will notify ITN of the results of the Acceptance Test, within 5 days after completion and will describe any
                        -
nonconformance to the Acceptance Test criteria. Acceptance of the Services by United shall occur when the Services are in accordance with Exhibit A and all of the Acceptance Test criteria

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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
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or as provided above ("Acceptance"). ITN will use reasonable commercial efforts to promptly correct or remedy all such nonconformances, incorporate the corrections into the Service, and resender the Service for further testing. If United fails to provide ITN with notice of nonconformance within 5 days of
                                                                 -
tender or any subsequent resender, the Service shall be deemed Accepted and the last day shall be deemed the "Date of Acceptance."

          (b) If the Date of Acceptance has not occurred by December 31, 1997 (the "Final Acceptance Date"), United will, within five (5) days thereafter, notify ITN in writing of its election of either of the following:

              (i) That United instructs ITN to correct any deficiencies in the Services and tender such Services for acceptance testing. Unless United advises ITN of its election to terminate this Agreement in accordance with the terms and conditions of Section 13(b)(ii) below, ITN will thereafter continue to correct deficiencies and retender the Services for testing as often as necessary to achieve Acceptance.

              (ii) That United terminates this Agreement in its entirety, without any cost or further obligation on United's part. In the event of United's termination under this Section 13(b)(ii), ITN shall promptly refund any payments previously made by United under this Agreement.

           (c) Notwithstanding the above, if ITN notifies United that the deficiencies cannot be corrected, then this Agreement shall automatically terminate pursuant to this Section 13(c).

      14.  ITN's Employees; Supervision

           ITN will employ only skilled, professional persons to perform the Services specified in this Agreement. All such employees will at all times be employees or contractors of ITN and not of United. ITN at all times will be an independent contractor with full and complete responsibility for all of its employees, agents, and subcontractors. To that end, ITN will employ and direct such personnel as it requires to perform said Services, will exercise full and complete authority over its personnel, and will have the sole right to hire and discharge said persons.

      15. EXCEPT AS EXPRESSLY PERMITTED HEREIN, ITN DOES NOT MAKE ANY GUARANTY, WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

      16.  Capital Equipment Coverage

           Both parties agree that ITN will be required to make an investment of [*] in capital equipment in order to support United's booking volume estimate of [*] bookings per day. These estimates are based solely on United's estimates and are not the responsibility of ITN. Both parties further agree that in the event that United's booking volume in the first [*] days of operation of the Service following the Date of Acceptance does not average [*] per day,

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THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
OMITTED PORTIONS.

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then the monthly access fee set forth on Exhibit B will be increased by [*]
[*] per month until that month in which average booking volume reaches [*] per day.

      17.  Taxes

           United will pay any sales or use taxes (except for any tax levied upon or measured by ITN's gross receipts) imposed by any taxing authority and required to be paid by ITN or United as a result of products delivered or services provided to United under this Agreement. United will not be liable for any tax levied upon or measured by the income of ITN. If a claim is made against ITN for any taxes that are to be paid by United, ITN will timely notify United. If United so requests in writing, ITN will, at United's expense, take such action as United may reasonably direct with respect to such taxes, including payment of such taxes under protest. If the tax has been paid, and if requested by United, ITN will, at United's expense, take such action as United may reasonably direct, including allowing United to file a claim or commence legal action in ITN's name, to recover such tax payment. In the event of refund or recovery of any tax, or part thereof, ITN will pay to United promptly that portion of the tax paid by United, including any interest received thereon.

      18.  Consequential Damages

           NEITHER PARTY WILL BE LIABLE FOR, AND EACH PARTY WAIVES AND RELEASES ANY CLAIMS AGAINST THE OTHER PARTY FOR, ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST REVENUES, LOST PROFIT, OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, EXCEPT WITH RESPECT TO THIRD PARTY INDEMNIFICATION CLAIMS.

      19.  Payment

           All payments due to ITN hereunder (other than the Design and Set-up Fee set forth in Section 5 hereof) shall be made within forty-five (45) days of the date of ITN's invoice. United shall be responsible for and shall pay when due all sales, use and other taxes and similar charges based on or arising from this Agreement or its performance, other than taxes based on ITN's net income. Late payments will bear interest at 1% per month or the maximum rate permitted by law, whichever is less.

      20.  Project Manager

           Each party will designate a Project Manager who will be responsible for that party's performance under this Agreement and who, to the extent practicable, will have decision-making responsibility regarding that party's performance hereunder.

      21.  Confidential Information

           Except in any proceeding to enforce the provisions of this Agreement, neither Party will disclose to any third party the financial terms of this Agreement or the terms contained in any Exhibit or Attachment hereto. Notwithstanding anything else contained in this

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Agreement, either party may disclose the terms and conditions of this agreement;
i) as required by any court or other governmental body, ii) as otherwise required by law, iii) to legal counsel of the parties, iv) in confidence, to accountants, banks, proposed investors, and financing sources and their advisors, v) in confidence, with the enforcement of this Agreement or rights under this Agreement or vi) in confidence, in connection with a merger or acquisition or proposed merger or acquisition of either party. Each party agrees that all orders, forecasts, financial or marketing plans or data (including without limitation any United Data described in Section 12(a) hereto) or any data processing programs or procedures, know-how and ideas and all other business, technical and financial information they obtain from the other that are clearly marked or otherwise designated in this Agreement as "Confidential" or "Proprietary" are the confidential property of the disclosing party ("Proprietary Information" of the disclosing party). Notwithstanding the above, nothing contained herein shall restrict ITN from complying with industry reporting requirements. Except as expressly allowed in this Agreement, the receiving party will hold in confidence and not use or disclose any Proprietary Information of the disclosing party and shall similarly bind its employees in writing. This section shall survive termination of this Agreement. The receiving party shall not be obligated under this Section with respect to information that
(a) is or has become publicly available; or (b) is received from a third party lawfully empowered to disclose such information; or (c) was rightfully in the possession of the receiving party prior to its disclosure by the other party; or
(d) was independently developed by employees or consultants of the receiving party.

      22.  Publicity

           During the term of this Agreement, ITN may refer to United as a customer reference in non-public business dealings with potential customers and financial concerns. In addition, during the term of this Agreement, ITN may list United as a customer of ITN in any public offering document seeking financing for the Company. Neither party will refer to this agreement or use the name of the other party in any form of publicity or advertising, either directly or indirectly, without the prior written consent of the other party. Except as permitted herein, ITN will not use any United trade name or service marks, including the names "United Air Lines, Inc.," "United Airlines," "United" or United's logotype, without first obtaining United's prior written approval of such use.

      23.  Unauthorized Payments

           (a) In connection with any performance under this Agreement, neither ITN, nor any officer, or agent of ITN, will make any payment, or offer, promise or authorize any payment, of any money or other article of value, to any official, employee, or representative of United, or to any person or entity doing business with United, in order either to obtain or to retain United's business, or to direct United's business to a third party, or to influence any act or decision of any employee or representative of United to perform or to fail to perform his or her duties, or to enlist the aid of any third party to do any of the foregoing.

           (b) In connection with any performance under this Agreement, neither ITN, nor any officer, employee, or agent of ITN, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value from any present or prospective supplier, vendor or customer of United, or from anyone else with whom United does business, including

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any governmental official or representative, for or in connection with the obtaining or retaining any business of or with United. ITN will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases ITN will notify United promptly of such gift or offer thereof If United deems it necessary, ITN will turn over such gifts to United for further handling.

      24.  Non-discrimination

           In performing under this Services Agreement, ITN will comply with all applicable requirements, orders, and regulations of the federal government and any applicable state or local laws, pertaining to non-discrimination in employment, including, without limitation, the provisions contained in Paragraphs 1 through 7 of Part II, Non-discrimination in Employment by Government ITNs and Subcontractors, of Executive Order 11246 (as amended by Executive Order 11375).

      25.  Force Majeure

           Neither party will be responsible for delays in or suspension of performance (excluding the obligation to pay for services rendered and approved and goods sold and delivered) caused by acts of God or governmental authority, strikes or labor disputes, fires or other loss of manufacturing facilities, breach by suppliers of supply agreements, or other similar or dissimilar cause beyond the reasonable control of that party.

      26.  Termination

           (a) If either party (the "Defaulting Party") fails to observe or perform any of its material obligations under this Agreement and if this failure continues for a period of thirty (30) days after written notice to the Defaulting Party thereof, then, without prejudice to any other rights or remedies the other party may have, this Agreement will terminate as of the expiration date of the notice period.

           (b) If either party (the "Defaulting Party") ceases operations (without a successor) for reasons other than a strike, then the other party (the "Insecure Party") may immediately terminate this Agreement on notice to the Defaulting Party unless the Defaulting Party immediately gives adequate assurance of the future performance of this Agreement by establishing an irrevocable letter of credit--issued by a U.S. bank acceptable to the Insecure Party, on terms and conditions acceptable to the Insecure Party, and in an amount sufficient to cover all amounts potentially due from the Defaulting Party under this Agreement--that may be drawn upon by the Insecure Party if the Defaulting Party does not fulfill its obligations under this Agreement in a timely manner.

           (c) If bankruptcy proceedings are commenced with respect to either party (the "Bankrupt") and if this Agreement has not otherwise been terminated, then the other party (the "Other Party") may suspend all further performance of this Agreement until the Bankrupt assumes or rejects this Agreement pursuant to
Section 365 of the Bankruptcy Code or any similar or successor provision. Any such suspension of further performance by the Other Party pending the Bankrupt's assumption or rejection will not be a breach of this Agreement and will

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not affect the Other Party's right to pursue or enforce any of its rights under this Agreement or otherwise.

           (d) Exercise by either party of its right to terminate under any provision of this Agreement will not affect or impair its right to enforce its other rights or remedies under this Agreement.

      27.  Non-Waiver

           No waiver by either party of any default or breach by the other party of any provision of this Agreement will operate as or be deemed a waiver of any subsequent default or breach.

      28.  Audit Procedures

           United has the right at its expense to appoint an independent certified public accountant reasonably acceptable to ITN (such acceptance not to be unreasonably withheld) to audit, the books and records relating to the booking information for the Service, provided that (i) United schedules the audit in advance for a time that is mutually agreed upon by United and ITN, (ii) United follows all of ITN's rules, restrictions, security policies, etc. when conducting its audit, and (iii) ITN will not be held responsible for any service outages or equipment failures to United's dedicated environment resulting from United's audit activities.

      29.  Relationship Between the Parties

           (a) ITN in furnishing services to United under this Agreement is acting only as an independent contractor. Each party has the sole right and obligation to supervise, manage, contract, procure, perform or cause to be performed all obligations to be performed by that party pursuant to this Agreement.

           (b) Nothing in this Agreement shall prevent United from acquiring similar services from other providers.

      30.  Third Party Rights

           Nothing contained in this Agreement will or is intended to create or will be construed to create any right in or any duty or obligation to any third party.

      31.  Amendments

           This Agreement may be changed, modified or amended from time to time only by express written agreement of the parties executed by their authorized representatives.

      32.  Notices

           Notices under the terms of this Agreement will be in writing and sent by prepaid certified mail, return receipt requested, or by courier or facsimile to the following addresses:

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           To United: Fax No. (847) 700-5861     To ITN: Fax No. (650) 614-6390
           United Airlines, Inc.                 Internet Travel Network
           1200 E. Algonquin Road                453 Sherman Ave
           Elk Grove Township, IL 60007          Palo Alto, CA 94306
           Attn: Manager of Purchasing           Attn: Vice President Sales

           Notices will be effective on the first business day following receipt thereof. Notices sent by certified mail or courier will be deemed received on the date of delivery; notices sent by facsimile will be deemed received on the date transmitted.

      33.  Assignment

           In the event of an assignment of this Agreement, in whole or in part, and unless otherwise consented to in writing by the non-assigning party, the Agreement shall terminate within 120 days of such assignment.

      34.  Severability

           In the event that any provision of the Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

      35.  Governing Law

           The provisions of this Agreement will be construed and enforced in accordance with, and any dispute arising out of or in connection with this Services Agreement, including any action in tort, will be governed by, the laws of the State of Illinois.

      36.  Entirety of Agreement

           This Agreement supersedes all prior oral or written representations or communications between the parties and, together with any attachments, constitutes the entire understanding of the parties, regarding the subject matter of this Agreement.

           THEREFORE, the parties by their authorized representatives have executed this Agreement on the dates provided below.

INTERNET TRAVEL NETWORK, INC.        UNITED AIRLINES, INC.

By: /s/ Matthew Ackerman             By: /s/ Doug Hacker
   __________________________           __________________________


Title:  VP Finance                   Title:  Sr. Vice President & CFO

Date:  11/21/97                      Date:  11/20/97

                                   EXHIBIT A

                                  ITN Services

                  Software Customization and Order Fulfillment

     ITN will host a set of world wide web pages through which United customers may access (through frames, hypertext links or otherwise) the ITN Reservation System. These pages will implement the ITN standard features ("Standard Features") listed in section (I) below and the customized or special features ("Special Features") agreed to by ITN and United, listed in section (II) below.

     Each party will be fully responsible for all of its necessary computer hardware, software, modems, connections to the Internet and other Items as are needed for allowing access to the ITN Reservation System.

Business and Technical Support. ITN will provide United with its standard technical support for the set of world wide web pages through which Customers and United may access the ITN Reservation System via screens displaying the Services ("Corporate Site"). Such support will include, but not be limited to, telephone support to United during the hours of 6:00am-6:00pm Pacific Standard Time.

I.  Standard Features

 .  Integrated real-time booking engine for air, car and hotel travel

 .  Accesses Apollo, System One, Worldspan or Sabre

 .  Customizable graphics and text

 .  Customizable design and layout

 .  Complete online help section

 .  Description and announcement editor

 .  Reservations are queued, as well as e-mailed

 .  Travelers Resources section

 .  Dedicated URL

 .  City, airplane and hotel amenities information

 .  User feedback form

 .  Full year online calendar

 .  Secure Server

 .  Agency Information control

 .  Text Colors and Backgrounds control

 .  Online payment

 . Geocoded airport proximity search with reference points for hotel availability

 .  Airport/city name auto-misspell detection

 .  Banner Advertising areas

 . Password protected User Profiles with private user database, stored contact, system, air, car and hotel preference, frequent flyer numbers

 .  Password protected Administration area

 . Site Security Control- Allows United to immediately disable the site to prohibit further access by United customers.

 .  Extensive access, performance and booking statistics updated daily

 .  PNR Documentation control

 .  Low Fare Search dependant upon CRS functionality available to ITN

 .  Preferred Air, Car and Hotel Vendors

 .  Negotiated Percent Discount Air Filters

 .  Flight Exclusion for Air Contracts

 .  City Exclusion for Air Contracts

 .  Expanded Corporate Traveler Profile

 .  Corporate Travel Policy Editor

 .  Car and Hotel Corporate Discount Codes

 .  Special Ticketing/Travel Instructions

 .  Pre-Trip Authorization

 .  Multiple Availability Sorting Options

 .  Interface Customization Editor

 .  Preferred Hotel Properties and Negotiated Rates

 .  Private Hotel Database integration

 .  Remote Profile pulls

 .  Programmable PNR Construction

 .  Restricted Fare Selection

 .  Seat Maps

 .  Travel Arranger

II.  SPECIAL FEATURES

1.  United Airlines Paint Scheme.
    . ITN will customize the look and feel of the Corporate Site to that of the new United Airlines graphics scheme.

2.  Airline-Specific Queuing.
    . All itineraries containing only United segments are to be queued to one pseudo city code, with all other reservations queued to a second pseudo city code.

3.  United Airlines Preferencing
    . The Site will always include United Air Lines as one of three airlines chosen in the airline preferencing section. The traveler may only choose two airlines in addition to United Airlines.

4.  Intelligent Ticket Delivery/Ticketing Method
    . The Site will determine the Ticket Delivery/Ticketing Method available (E-Ticket, Fed-Ex and Airport Pickup in addition to one or more other delivery methods) based upon 1) date of departure (relative to the date of booking), 2) Domestic or International travel, and 3) United or Non-United as the carrier.

5.  Premiere Status for Seatmaps
    . This Site will transmit the Frequent Flyer number to the CRS for evaluation and then display the seat availability based upon the CRS' evaluation of the Frequent Flyer number. The traveler will be able to select a seat on the seatmap based upon the CRS' evaluation of the traveler's status (Premiere, etc.) and the seat availability.

                                   EXHIBIT B

                                FEES AND PAYMENT

Internet Travel Manager Corporate Site
Design and Set-Up Fee                                                 [*]
Monthly Access Fee                                                    [*]
Fee per Booking                                                       [*]

Additional Fees
Fee for Alterations to Existing Pages                                 [*]
Monthly Maintenance Fee for Alterations to Existing Pages             [*]
Fee for Alterations to Additional Pages                               [*]
Monthly Maintenance Fee for Alterations to Additional Pages           [*]
Programming Hourly Fee                                                [*]
HTML Coding Hourly Fee                                                [*]
Graphic Design Hourly Fee                                             [*]
Special Consulting Hourly Fee                                         [*]
Hotel Database Load                                                   [*]
Flight Path                                                           [*]
Fare Ticker                                                           [*]
Seat Maps with Customization                                          [*]
Ability to Cancel/Change a PNR                                        [*] per change/
                                                                      [*] cap per transaction fee
Faxing of Booked Reservations - Domestic Fax                          [*] per fax
Faxing of Booked Reservations - International Fax                     [*] per fax
Dedicated Server (Installation and Configuration)                     [*]
T1 Dedicated Line Installation                                        [*]
T1 Line Monthly Maintenance                                           [*]
Monthly Fee for Dedicated Server Maintenance                          [*]
Separate Secure Server Registration (SSL Encryption)                  [*]
Separate Secure Server Monthly Fee                                    [*]
Domain Name Set-Up Fee                                                [*]
Domain Name Monthly Fee                                               [*]
InterNIC Registration                                                 [*]

For all Engineering Fees, estimates will be provided and work will not be initiated without a signed authorization from United accepting the estimate.

Special Features (as defined)                                         [*]
   United Airlines Paint Scheme                                        inclusive
   Airline-Specific Queuing                                            inclusive
   United Airline Preferencing                                         inclusive
   Intelligent Ticket Delivery/Ticketing Method  inclusive

   Premiere Seatmaps                                                  [*]

------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT C

                           User Acceptance Test Plan


------------------------------------------------------------------------------
State measurements to be used to determine customer sign-off and completed deliverables:




------------------------------------------------------------------------------

   x   Quality Assurance Testing                                                                 Date
                                                                                                 Completed
----------------------------------------------------------------------------------------------------------------
       Site layout is according to specification.
----------------------------------------------------------------------------------------------------------------
       Graphics loading properly.
----------------------------------------------------------------------------------------------------------------
       Functionality is functioning as requested.
----------------------------------------------------------------------------------------------------------------
       PNR testing- Agency receiving PNRs according to PNR Formats document.
----------------------------------------------------------------------------------------------------------------
       Appropriate ticket designators.
----------------------------------------------------------------------------------------------------------------
       Fare basis codes storing properly.
----------------------------------------------------------------------------------------------------------------
       CONDITIONS OF SATISFACTION functioning properly.
----------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------
     Logging In:                                                                              YES           NO
     -------------------------------------------------------------------------------------------------------------
     Type URL to access site
     -------------------------------------------------------------------------------------------------------------
     All graphics are loading
     -------------------------------------------------------------------------------------------------------------
     Click in the user-name field and enter user-name
     -------------------------------------------------------------------------------------------------------------
     Click in the Password field and enter password
     -------------------------------------------------------------------------------------------------------------
     This brings up the index page of your site
     -------------------------------------------------------------------------------------------------------------
     Click on each hyper-link to confirm connectivity
     -------------------------------------------------------------------------------------------------------------
     Click on the link to enter or change your profile
     -------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

     -------------------------------------------------------------------------------------------------------------
     Create / Change Profile:                                                                 YES           NO
     -------------------------------------------------------------------------------------------------------------
     Complete All available Profile Fields
     -------------------------------------------------------------------------------------------------------------
     Click on "Save My Profile" to store.........
     -------------------------------------------------------------------------------------------------------------
     Confirmation Page appears
     -------------------------------------------------------------------------------------------------------------
     Optional: Click on "Change Password"
     -------------------------------------------------------------------------------------------------------------
     Optional: Repeat "LOGGING IN" steps to confirm
     -------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

----------------------------------------------------------------------------------------------------------------------------
Check Schedule:                                                                                           YES         NO
----------------------------------------------------------------------------------------------------------------------------
Enter the Reservation System
----------------------------------------------------------------------------------------------------------------------------
"Leaving" field pre-populated from profile
----------------------------------------------------------------------------------------------------------------------------
"Preferred Airlines" pre-populated from profile
----------------------------------------------------------------------------------------------------------------------------
"Sort flight choices by:" pre-populated from profile
----------------------------------------------------------------------------------------------------------------------------
"Class of Service" pre-populated from profile
----------------------------------------------------------------------------------------------------------------------------
"Show me # flights per leg" pre-populated from profile
----------------------------------------------------------------------------------------------------------------------------
Input destination, dates and times and click "Check flight availability"
----------------------------------------------------------------------------------------------------------------------------
Schedule display is effected by Preferences
----------------------------------------------------------------------------------------------------------------------------
Schedule display includes approximate per leg pricing(Domestic only)
----------------------------------------------------------------------------------------------------------------------------
Select schedule, number of passengers, Click on "Price my selected itinerary"
----------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

----------------------------------------------------------------------------------------------------------------------------
Pricing:                                                                                                  YES         NO
----------------------------------------------------------------------------------------------------------------------------
Economy (Lowest Available)
----------------------------------------------------------------------------------------------------------------------------
Coach (Unrestricted)
----------------------------------------------------------------------------------------------------------------------------
First
----------------------------------------------------------------------------------------------------------------------------
Business
----------------------------------------------------------------------------------------------------------------------------
Penalties and Restrictions displayed
----------------------------------------------------------------------------------------------------------------------------
"Purchase by" date displayed
----------------------------------------------------------------------------------------------------------------------------
Low Fare Search operates
----------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________


----------------------------------------------------------------------------------------------------------------------------
Cars:                                                                                                    YES          NO
----------------------------------------------------------------------------------------------------------------------------
Click on "Car" icon to display Car Rental Reservations form
---------------------------------------------------------------------------------------------------------------------------
"Pickup City" pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Pickup Time" pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Drop Off City" pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Drop Off Time" pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Car Preference" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Sort Return By" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Number of Cars to Display" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Preferred Car Rental Agency" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
Make desired changes and click "Check car Availability
---------------------------------------------------------------------------------------------------------------------------
Make desired selection and click "Add this car to my itinerary"
---------------------------------------------------------------------------------------------------------------------------
Car Availability display is effected by preferences
---------------------------------------------------------------------------------------------------------------------------
Car Company Name, Car type and Rate are displayed on Itinerary
---------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

---------------------------------------------------------------------------------------------------------------------------
Hotels:                                                                                                  YES          NO
---------------------------------------------------------------------------------------------------------------------------
Click on "Hotel" icon to display "Hotel Reservations" form
---------------------------------------------------------------------------------------------------------------------------
"City" pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Check In" date pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Check Out" date pre-populated from itinerary
---------------------------------------------------------------------------------------------------------------------------
"Room Type" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Bed Type" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Maximum Price Range" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Search Range" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Sort Hotel choices by" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Number of Hotel Choices to Display" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Preferred Hotel Chains" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
Make desired changes and click "Check room availability, I'll be patient"
---------------------------------------------------------------------------------------------------------------------------
Hotel Availability display is effected by preferences
---------------------------------------------------------------------------------------------------------------------------
Make desired selection and click "Please add this hotel choice to my itinerary"
---------------------------------------------------------------------------------------------------------------------------
Hotel Name and Rate are displayed on Itinerary
---------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________


---------------------------------------------------------------------------------------------------------------------------
Reservation/Booking Form:                                                                                YES          NO
---------------------------------------------------------------------------------------------------------------------------
"Passenger Information"
---------------------------------------------------------------------------------------------------------------------------
"First Name" and "Last Name" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Meal Request" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
Number of Name fields equals number of passengers traveling..........
---------------------------------------------------------------------------------------------------------------------------
"Special Requests" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Delivery Information"
---------------------------------------------------------------------------------------------------------------------------
"Name" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Company" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Street Address" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"City" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"State" and "Zip Code" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Email" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Day Phone" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Home Phone" pre-populated from profile
---------------------------------------------------------------------------------------------------------------------------
"Payment Information"
---------------------------------------------------------------------------------------------------------------------------
Make Desired form of payment selection
---------------------------------------------------------------------------------------------------------------------------
Click on "I'll wait while you book these travel arrangements"
---------------------------------------------------------------------------------------------------------------------------
Confirmation Page displays Air, Car and Hotel in itinerary
---------------------------------------------------------------------------------------------------------------------------
Confirmation Page displays quoted price
---------------------------------------------------------------------------------------------------------------------------
Confirmation Page displays Reservation Confirmation number...........
---------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

---------------------------------------------------------------------------------------------------------------------------
Site Administration:                                                                                     YES          NO
---------------------------------------------------------------------------------------------------------------------------
Log in with Administrator User-name and Secret word
---------------------------------------------------------------------------------------------------------------------------
Click on "Corporate Travel Administration" link............
---------------------------------------------------------------------------------------------------------------------------
"Corporate Site Administration" page is displayed
---------------------------------------------------------------------------------------------------------------------------
Click on "Administration Help" and read instruction
---------------------------------------------------------------------------------------------------------------------------
Complete all fields per link and click "Now, put it on the net!"
---------------------------------------------------------------------------------------------------------------------------
Confirmation massage is displayed
---------------------------------------------------------------------------------------------------------------------------
"Agency Information"
---------------------------------------------------------------------------------------------------------------------------
"Company Information"
---------------------------------------------------------------------------------------------------------------------------
"Traffic and Performance Analysis "............
---------------------------------------------------------------------------------------------------------------------------
"Air Policy"
---------------------------------------------------------------------------------------------------------------------------
"Car Policy"
---------------------------------------------------------------------------------------------------------------------------
"Hotel Policy"
---------------------------------------------------------------------------------------------------------------------------
"PNR Editor"
---------------------------------------------------------------------------------------------------------------------------
"Negotiated Rates Administration" "Description and Announcement" "Text Colors and Backgrounds" "Security"
---------------------------------------------------------------------------------------------------------------------------
"Sample Reservation Forms"
---------------------------------------------------------------------------------------------------------------------------
"Evaluate Beta Software Here"
---------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________


---------------------------------------------------------------------------------------------------------------------------
Special Features:                                                                                        YES          NO
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Airline Queuing:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    Check that all UA segments queue to designated queue
---------------------------------------------------------------------------------------------------------------------------
    Check that all carriers except for UA queue to designated queue
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
User Profiles:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    Check that UA is designated as a mandatory preference when OA is selected
---------------------------------------------------------------------------------------------------------------------------
    Check that UA is NOT selected as mandatory when NO PREFERENCE is selected
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Intelligent Ticketing:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    If UA domestic more than 14 days does it offer only ET option
---------------------------------------------------------------------------------------------------------------------------
    If UA domestic between 5 - 14 days does it offer only ET option
---------------------------------------------------------------------------------------------------------------------------
    If UA domestic less than 5 days does it offer only ET option
---------------------------------------------------------------------------------------------------------------------------
    If UA or non - UA domestic or international within 2 hours of departures it offers no options
---------------------------------------------------------------------------------------------------------------------------
    If UA or non - UA international more than 14 days does it offer US Mail and Fedex
---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------
         If UA or non- UA international between 5 day and 14 days it should offer only Fedex
     ---------------------------------------------------------------------------------------------------------------------------
         If non-UA domestic more than 14 days does it offer ET when available then US mail and Fedex
     ---------------------------------------------------------------------------------------------------------------------------
         If non-UA domestic between 5- 14 days does it offer ET when available then US mail and Fedex
     ---------------------------------------------------------------------------------------------------------------------------
         If UA or non- UA international between 5 - 14 days does it offer only Fedex
     ---------------------------------------------------------------------------------------------------------------------------
         If UA international within 5 days it should offer only Airport ticketing or city ticketing office
     ---------------------------------------------------------------------------------------------------------------------------
         if non-UA international within 5 days it should offer only Airport ticketing
     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------------------------------------------------------------------------------------
     Premiere Seats
     ---------------------------------------------------------------------------------------------------------------------------
         Enter a Mileage Plus number that has Premiere status in you user profile and save
     ---------------------------------------------------------------------------------------------------------------------------
         Select an itinerary on United Airlines and proceed to the Reservation Request page
     ---------------------------------------------------------------------------------------------------------------------------
         Launch the Seatmap Applet
     ---------------------------------------------------------------------------------------------------------------------------
         Assure that Premiere status seats are available for you to select
     ---------------------------------------------------------------------------------------------------------------------------
         Select Premiere status seats Make your reservation
     ---------------------------------------------------------------------------------------------------------------------------
         Contact the Agency/Airline to confirm premiere seats have been assigned.
     ---------------------------------------------------------------------------------------------------------------------------

                                                   OK per:________________

       NOTES:
       _______________________________________________________________________

       _______________________________________________________________________

       _______________________________________________________________________

       _______________________________________________________________________

       _______________________________________________________________________

       _______________________________________________________________________

       _______________________________________________________________________


       Completed By:______________________

       Company:____________________

       Signature:__________________________________

                     Date:___________________________________________

                                   EXHIBIT D
                             Performance Measures

Measure                                           Expectation
-------                                           -----------

1. system "up & running"                          [*]

2. Notification to United Program                 within one hour of
   Administrator                                  occurrence of "system down"

3. Response time to United Program                within 24 hrs by account
   Administrator calls                            management

                                                  within 2 hours by technical
                                                  support acknowledging call

                                                  within 24 hours technical
                                                  support will provide an
                                                  estimate of the time frame
                                                  required to resolve a problem.

4. Customer Support                               [*] of all phone calls to
                                                  customer support will be
                                                  answered within [*].

                                                  E-mail responses to e-mail
                                                  inquiries are made within 24
                                                  hours of receipt.

                                                  All customer call-backs will
                                                  be made within [*].

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   EXHIBIT E

                          Additional Special Features

                                   EXHIBIT F

                                     [*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Amendment No. 1
                   to the Agreement Dated November 20, 1997
          by and between United Airlines and Interact Travel Network


     This Amendment Agreement (the "Amendment") is effective the 25/th/ day of
                                                                 ------
November, 1997 by and between UNITED AIRLINES, INC., a Delaware corporation with offices at 1200 E. Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, with offices at 453 Sherman Avenue, Pale Alto, California 94306 (hereafter referred to as "ITN") and amends certain terms and conditions of the Agreement Dated November 20, 1997 by and between United Airlines and Internet Travel Network ("Agreement"). Any capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     Whereas, United desires to add certain additional Special Features to the Service as provided in Section 5 of the Agreement;

     Whereas, ITN is willing to provide such Special Features on the terms and conditions described herein.

     NOW THEREFORE, United and ITN agree as follows to amend the Agreement to attach the following Exhibit E-1.

     IN WITNESS WHEREOF, the parties by their authorized representatives have executed this Agreement on the dates provided below.


INTERNET TRAVEL NETWORK, INC.      UNITED AIRLINES, INC.


By: /s/ Matthew Ackerman           By: /s/  Jan S. Dunn
    ---------------------------        ---------------------------

Title: VP Finance                  Title: Senior Buyer
       ------------------------           ------------------------

Date: 12/3/97                      Date: 11/25/97
      -------------------------          -------------------------

                                  EXHIBIT E-1

                          ADDITIONAL SPECIAL FEATURES


Special Feature                                        Payment Terms
---------------                                        -------------

1.   Credit Card Address Verification                  As provided below

     .  The Site will verify and cross
        check the billing address
        provided by the traveler with the
        billing address assigned to the
        credit card provided for payment
        through access to structured data
        commands.

2.   Instant E-Ticket Capability                       As provided below

     .  For United flights only the Site
        will issue the commands to United
        in order to allow an instant E-
        Ticket to be generated,

3.   Code Share Recognition                            As provided below

     .  The Site will recognize that a
        partner carrier is operating the
        designated flight and will notify
        the traveler of such.

4.   Premier Seat Maps                                 As provided below

     .  ITN will disable the provision
        for structured data access to
        Premier Seat Maps in all of its
        other sites, until such time as
        alternative authorization is
        provided to ITN.

                                                       ___________
                                                       [*] (50% of which shall
                                                       be due on receipt of
                                                       invoice and 50% of which
                                                       shall be due within 30
                                                       days of acceptance by
                                                       United)

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Amendment No. 2
                   to the Agreement Dated November 20, 1997
          by and between United Air Lines and Internet Travel Network

     This Amendment Agreement (the "Amendment") is effective the 21st day of April, 1998 (the "Effective Date") by and between United Air Lines, Inc., a Delaware corporation with offices at 1200 E. Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, a California corporation with offices at 445 Sherman Avenue, Palo Alto, California 94306 (hereafter referred to as "ITN") and amends certain terms and conditions of the Agreement Dated November 20, 1997 by and between United and Internet Travel Network ("Agreement"). Any capitalized terms not otherwise defined hereto shall have the meanings assigned to them in the Agreement.

     Whereas, United desires to add certain additional Special Features to the Service as provided in Section 5 of the Agreement;

     Whereas, ITN is willing to provide such Special Features on the terms and conditions described herein.

     NOW THEREFORE, United and ITN agree as follows to amend the Agreement to attach the following Exhibit E-2.

     IN WITNESS WHEREOF, the parties by their authorized representatives have executed this Agreement on the dates provided below.


INTENT TRAVEL NETWORK              UNITED AIR LINES, INC.

By: /s/ Matthew Ackerman           By: /s/ Susan M. Fullman
    ---------------------------        ---------------------------

Title: VP Finance                  Title: Director Distribution
       ------------------------           ------------------------

Date: 3/29/99                      Date: 4/13/99
      -------------------------          -------------------------

                                  EXHIBIT E-2

                          ADDITIONAL SPECIAL FEATURES


[*]


[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*]

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Amendment No. 3
                   to the Agreement Dated November 20, 1997
          by and between United Air Lines and Internet Travel Network

     This Amendment Agreement (the "Amendment") is effective the 1st day of October, 1998 (the "Effective Date") by and between United Air Lines) Inc., a Delaware corporation with offices at 1200 E. Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, a California corporation with offices at 445 Sherman Avenue, Pale Alto, California 94306 (hereafter referred to as "ITN") and amends certain terms and conditions of the Agreement dated November 20, 1997 by and between United and ITN, as amended ("Agreement"). Any capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     Whereas, United desires that ITN provide additional end-user customer support ("Customer Support") in addition to the Service provided in the Agreement;

     Whereas, ITN is willing to provide such Customer Support on the terms and conditions described herein.

     NOW THEREFORE, United and ITN agree as follows to amend the Agreement to attach the following Exhibit E-3.

     IN WITNESS WHEREOF, the parties by their authorized representatives have executed this Agreement on the dates provided below.

INTENT TRAVEL NETWORK              UNITED AIR LINES, INC.

By: /s/ Matthew Ackerman              By: /s/ Susan M. Fullman
    ---------------------------        ---------------------------

Title: VP Finance                  Title: Director Distribution
       ------------------------           ------------------------

Date: 3/29/99                      Date: 4/13/99
      -------------------------          -------------------------

                                  EXHIBIT E-3

                          ADDITIONAL CUSTOMER SUPPORT

1. Technical Support

ITN will provide answers to customer questions related to the utilization of the Services, including:

United WebConnection
--------------------
   . Provide technical and user support on network connection, firewall and server issues
   .  Troubleshoot network, browser connection and configurations
   .  Logging of calls, electronic mail and voicemail messages
   . Escalation of critical issues internally at ITN, United, and/or Galileo . Reset passwords and unlock user accounts
   .  Maintain, update and support resolution data base

UAL.COM
-------
   . Escalation of any network connect/on issue on Flight Search to United . Escalation of any network connection issue on Flight Status to United

2. Customer Support

ITN will provide customer support for all issues related to online bookings, including:

United WebConnection
--------------------

   . Provide additional problem resolution support for airline "no recs" and fare discrepancies on all carriers
   .  Provide basic customer training on the use of the product
   .  Assist with registration, password and user profile issues
   . Provide voice mail box and electronic mail support for customer inquiries . Follow through on customer compliments or complaints
   .  Provide ongoing updates to the customer regarding outstanding issues
   . Work with United reservations, consumer affairs, airline ticketing and refund departments, preferred ticketing providers and air, car and hotel vendors, as appropriate, to facilitate resolution of customer issues
   .  Provide assistance with issues regarding lost tickets
   .  Provide confirmations
   .  Allow name changes
   .  Allow booking changes
   .  Provide fare quotes
   .  Provide seat assignments
   .  Provide waivers where necessary for resolution of customer issues

Mileage Plus
------------

   . Provide basic customer training on the use of the Mileage Plus functionality
   .  Troubleshoot password and pin issues
   .  Assist clients with Mileage Plus Bonus discrepancies
   .  Escalation of any registration issue to United and/or Mileage Plus

3. Hours of Operation

ITN will provide Customer Support services to customers twenty-four hours a day, seven days a week.

4. Ticket Support

Includes the management of items listed below and is typically provided on pre/post ticket purchases:

   . Direct calls from users/reservation to changes/refunds tickets booked online
   .  Assist with cancellation of PNR's
   .  Assist with issues regarding traveler (on other airlines) name changes
   .  Provide assists with seat assignment and adding Mileage Plus numbers
   . Assist clients with electronic tickets not issued due to system failures . Assist with any type of waiver due to system failures related to the
      Services
   .  Assist with all fulfillment/reservations due to credit card declines
   . Assist United's designated ticket fulfillment provider with lost ticket tracking/applications

5. Service Performance Standards

ITN will use reasonable commercial efforts to:

   .  Answer [*] of incoming telephone calls within [*]
   .  All customer call-backs to be made within [*] of original call
   .  Have an Abandoned Call rate (as defined below) of less than [*]
      [*] of total occurrences
   .  Respond to all electronic mail requests within [*] of receipt
   . CC each electronic mail response to United at the designated email address . CC each written correspondence response to United at the designated address
   .  Acknowledge all Customer Support correspondence within [*] of receipt

Note: Abandoned Calls are calls that are abandoned after the customer has waited for [*].

6. Reports
   -------

ITN shall use reasonable commercial efforts to provide the following reports to United within seven (7) working days of each month end, listing the figures for that month and, the year to date. Subject to these considerations and any other mutually agreed upon reports, the following reports will be provided to United by ITN on a monthly basis:

Telephone Support
-----------------
Number of telephone calls received
Total number of minutes of all calls
Average period of time spent on hold by customers
Average period of time for each telephone call
Number and percentage of abandoned telephone calls

Email Support
-------------
Number of electronic mails received
Average period of time to respond to each electronic mail

Written Correspondence Support
------------------------------
Number of letters (e.g. written correspondence) received
Average period of time to respond to each letter

The format of these reports may be revised from time to time to include additional or different information, as mutually agreed upon by United and ITN.

7. Contract Review

ITN and United agree to meet on a quarterly basis to review progress and performance of Customer Support under this Amendment No. 3.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

8. Payment for Customer Support.
   ----------------------------

Both parties acknowledge that United has previously paid to ITN a total of [*] for Customer Support rendered by ITN from the Effective Date of the Agreement through September 30, 1998. United agrees to pay to ITN on a monthly basis, from October 1, 1998 and thereafter, a total of 1) [*] for Customer Support Talk Time as measured by the ITN ACD system; 2) [*] for each response to email or written correspondence. From October 1, 1998, [*] of the Monthly Access Fee paid pursuant to the Agreement shall act as a credit toward payments due pursuant to this Amendment. All fees payable pursuant to this Amendment shall be invoiced and paid pursuant to the terms of Section 19 of the Agreement.

Monthly payment due and owning to ITN pursuant to this Amendment will be reduced for a given month by, the following amounts in the event that the Performance Standards above are not met in any particular month for that category of service due to any reason within ITN's reasonable control:

     Telephone Support - [*] reduction
     Email and Written Correspondence Support- [*] reduction

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Amendment No. 4
                   to the Agreement Dated November 20, 1997
          by and between United Air Lines and Internet Travel Network


     This Amendment Agreement (the "Amendment") is effective the ___ day of March, 1999 (the "Effective Date") by and between United Air Lines, Inc., a Delaware corporation with offices at 1200 E. Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, a California corporation with offices at 445 Sherman Avenue, Palo Alto, California 94306 (hereafter referred to as "ITN"), and amends certain terms and conditions of the Agreement dated November 20, 1997 by and between United and ITN, as amended ("Agreement"). Any capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.

     Whereas, United desires that ITN provide additional end-user Ticket Fulfillment, as further defined on Exhibit E-4 ("Ticket Fulfillment") in addition to the other Services provided in the Agreement;

     Whereas, ITN willing to provide such Ticket Fulfillment on the terms and conditions described herein.

     NOW THEREFORE, United and ITN agree as follows to amend the Agreement to attach the following Exhibit E-4.

     IN WITNESS WHEREOF, the parties by their authorized representatives have executed this Agreement on the dates provided below.


INTERNET TRAVEL NETWORK                 UNITED AIR LINES,INC.

By: /s/ Matthew Ackerman                By: /s/ Susan M. Fullman
    --------------------------------        ----------------------------------

Title: V P Finance                      Title: Director Distribution
       -----------------------------           -------------------------------

Date:  3/30/99                          Date:  4/13/99
       -----------------------------           -------------------------------

                                  EXHIBIT E-4

                              TICKET FULFILLMENT


1.   Fullfillment
ITN will provide all ticketing services to customers ("Customers") using the online booking product located at http://www.ual.com (the "UAL Website"),
                                  ------------------
including:

          . Airline tickets for other airlines and/or interline (collectively, "OA")
          .  Car rental confirmations
          .  Hotel confirmations
          . Voids on customer cancellations for E-Tickets only within the ARC period when requested by Customer Support
          .  Exchanges on E-Tickets only for prior to travel dates
          . Refunds on OA tickets through ARC using REN forms when given tickets from ITN Customer Support
          .  Lost OA Ticket Applications using LTA forms
          . Notification of OA schedule changes for Customers via U.S. mail, email and/or telephone
          .  Policy Adjustments as authorized by United

2.   Hours of Operation
ITN will provide travel fulfillment services as defined herein to Customers twenty-four hours a day, Monday through Friday. ITN will provide travel fulfillment services from 8:00 a.m. to 1:00 a.m. on Saturday and Sunday.

3.   Ticket Delivery(OA)
ITN will ticket all OA records that have forms of payments previously approved by United. ITN will send OA paper tickets by regular U.S. mail or Federal Express to the address that the Customer indicates on the web site. United will provide collateral for such OA ticket delivery, including window envelopes, as well as account numbers for federal express deliveries. Any other charges for delivery shall be recorded and billed on a regular basis.

4.   Confirmation Delivery
ITN will send confirmations for reservations for car rental and/or hotel stays with the accompanying airline tickets. Unless the scheduled reservation requires faster delivery, ITN shall send confirmations for car or hotel reservations by regular U.S. mail. United will provide collateral for such confirmation delivery, including window envelopes, as well as account numbers for federal express deliveries. Any other charges for delivery shall be recorded and billed on a regular basis.

5.   Accounting
ITN will report all OA ticket fulfillment under its existing ARC number with a different pseudo city as designated by United. United will originate the request for that additional pseudo city with Apollo. United will have debit memo and fraud cost responsibility except for errors by an ITN agent necessitating a debit memo.

6.   Reports
ITN and United will mutually agree upon a standard set of reports as required to track commission payments and activity levels. Commission tracking will not be provided for car and hotel reservations.

7.   Contract Review
ITN and United agree to meet on a quarterly basis to review progress and performance of Ticket Fulfillment under this Amendment No. 4.

8.   Payment for Ticket Fulfillment
United agrees to pay to ITN on a monthly basis, from the Effective Date of this Agreement and thereafter, for services rendered according to this Amendment according to the attached pricing table. Such amounts will be deducted from any commissions collected from the ARC on United's behalf through the applicable psuedo city if such commissions are more than the fees due by United to ITN for any particular month

Domestic air ticket issuance, reissuance or exchange        [*]
          (U.S. and Canada)

International air ticket issuance, reissuance or exchange   [*]

International fare quote                                    [*]

Ticket refund, cancellation or void                         [*]

Lost ticket application                                     [*]

Policy Adjustment                                           [*]

Car reservation booked                                      [*]

Hotel reservation booked                                    [*]

Schedule Change per pnr                                     [*]


All fees payable pursuant to this Amendment shall be invoiced and paid pursuant to the terms of Section 19 of the Agreement.

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                Amendment No. 5
                    to the Agreement Dated November 20, 1997
          by and between United Air Lines and Internet Travel Network

          This Amendment Agreement (the "Amendment") is effective the ___ day of March, 1999 (the "Effective Date") by and between United Air Lines, Inc., a Delaware corporation with offices at 1200 E Algonquin Road, Elk Grove, IL 60007 (hereafter referred to as "United"), and Internet Travel Network, with offices at 445 Sherman Avenue, Palo Alto, California 94306 (hereafter referred to as "ITN"), and amends certain terms and conditions of the Agreement dated November 20, 1997 by and between United and ITN, as amended ("Agreement"). Any capitalized terms not otherwise defined hereto shall have the meanings assigned to them in the Agreement.

          Whereas, United desires that ITN provide additional electronic mail fare services, as further defined on Exhibit E-5 ("E-Mail Fares") in addition to the other Services provided in the Agreement;

          Whereas, ITN is willing to provide delivery of such E-Mail Fares on the terms and conditions described herein.

          NOW THEREFORE, United and ITN agree as follows to amend the Agreement to attach the following Exhibit E-5.

          IN WITNESS WHEREOF, the parties by their authorized representatives have executed this Agreement on the dates provided below.

INTERNET TRAVEL NETWORK                      UNITED AIR LINES, INC.

By: /s/ Matthew Ackerman                     By: /s/  Susan M. Fullman
   ----------------------------------          --------------------------------

Title: VP Finance                            Title: Director Distribution
      -------------------------------              ----------------------------

Date: 3/29/99                                Date: 4/13/99
     --------------------------------             -----------------------------

                                  EXHIBIT E-5

                                  E-Mail Fares

1.   E-Mail Fares

ITN will deliver E-Mail Fares as agreed upon by United and ITN from time to time at [*] electronic mail addresses to which the E-Mail Fare is sent, with a [*] per mailing of the same or substantially similar message to such addresses. United agrees to pay to ITN on a monthly basis, from the Effective Date of this Agreement and thereafter, for services rendered according to this Amendment according to the attached pricing table, Fees payable pursuant to this Amendment shall be invoiced and paid pursuant to the terms of Section 19 of the Agreement.

[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   AMENDMENT No. 6 to the Agreement Dated November 20, 1997 by and between
                       United Airlines and GetThere.com

     This Amendment, entered into as of September ___, 1999, further amends that certain Services Agreement (the "Agreement") dated November 20, 1997, as previously amended, by and between Internet Travel Network, which is now operating under the name GetThere.com, and United Air Lines, Inc. ("United")

          In consideration of the mutual promises and covenants of the parties hereto set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that:

     1. The term of the Agreement shall extend through and including February 1, 2001, subject to all other terms of the Agreement, including Section 26.

     2. The terms of Section 21 of the Agreement, "Confidential Information," are replaced in their entirety by the language set forth on Attachment A hereof.

     All terms and conditions of the Agreement shall otherwise remain unchanged and in full force and effect.


GetThere.com                            United Air Lines, Inc.

/s/ Gadi Maier                               /s/ Frederic F. Brace
-----------------------------------          ---------------------------------
Signed                                       Signed

Gadi Maier                                   Frederic F. Brace
-----------------------------------          ---------------------------------
Printed                                      Printed

CEO/PRESIDENT                                Senior Vice President-Finance
-----------------------------------          ---------------------------------
Title                                        Title

                              ATTACHMENT ``A'' TO
                        AMENDMENT TO SERVICES AGREEMENT

Section 21 Confidential Information:
-----------------------------------

     The receiving party will not use, permit others to use, or disclose to third parties, the disclosing party's Confidential Information, and shall maintain the confidentiality of such Confidential Information with at lease the same degree of care that it uses to protect its own confidential, proprietary and highly sensitive information, but no less than a reasonable and high degree of care under the circumstances.

``Confidential Information'' means the financial terms of this Agreement and the terms contained in any Exhibit or Attachment hereto, data, information and materials (in any form and on or in any media whatsoever) which the disclosing party designates as being confidential or proprietary or which, under the circumstances surrounding disclosure (including the sensitivity, competitive importance, value, intellectual property rights, or other measures of significance), ought to be treated as confidential; including, but not limited to, ideas, concepts, proposals, studies, business policies, practices, strategies and plans, reports, analyses, memoranda, notes, services or products, functionality, software or hardware, technical data and know-how, research, developments, inventions, processes, techniques, and distribution, engineering, marketing, financial, merchandising and sales data, information and materials, which are disclosed by or on behalf of the disclosing party to the receiving party or to its officers, directors, employees, agents, contractors or consultants, directly or indirectly, in writing or orally, and also including information received from others that the disclosing party is obligated to treat as confidential.

Notwithstanding anything in this Section 21 to the contrary, nothing contained herein shall restrict the receiving party from complying with industry reporting requirements, and the receiving party may disclose the Confidential Information of the disclosing party (a) in confidence, to its officers, directors, employees, contractors and agents who have a need to know; (b) in confidence, to accountants, banks, proposed investors, and financing sources and their advisors; (c) in confidence, in connection with a merger or acquisition or proposed merger or acquisition; (d) in confidence, in connection with the enforcement of this Agreement or rights under it; or (e) as required by any court or other governmental body or as otherwise required by law.

Confidential Information shall not include any information which (a) is or becomes publicly known through no wrongful act or omission of the receiving party, its officers, directors, employees or agents; or (b) became known to the receiving party prior to the disclosing party's disclosure of such information to the receiving party; or (c) is independently developed by the receiving party prior to disclosure by the disclosing party to the receiving party; or (d) is approved for release by written authorization of the disclosing party; or (e) is disclosed to the receiving party from a source other than the disclosing party without similar restrictions and without breach of this Agreement.

This Section 21 shall survive for five (5) years after termination of this Agreement.

December 1, 1998


United Air Lines, Inc.
1200 E. Algonquin Road
Elk Grove Township, IL 60007

            Re:   Supplement (this "Supplement") to Services Agreement dated
                  ----------------------------------------------------------
                  November 20, 1997, by and between United Air Lines, Inc. and
                  ------------------------------------------------------------
                  Internet Travel Network, as amended ("the Services Agreement")
                  --------------------------------------------------------------

Ladies and Gentlemen:

       It is the desire of the Internet Travel Network ("ITN") to use certain structured data for the United Air Lines, Inc. ("United") [*] as further described in Exhibit F to the Services Agreement [*] in conjunction with functionality developed by ITN (the [*] or by whatever name used previously or in the future).

       With the foregoing in mind and subject to those terms and conditions of the Services Agreement that are not inconsistent with this Supplement, ITN hereby requests and United hereby grants to ITN a non-exclusive and non-transferable license to use the [*], as may be required to be modified by ITN, all as incorporated into or used with certain ITN products namely "ITN Global Manager," and "ITN Manager" products, in order to provide to those ITN customers, or prospective customers, listed on Attachment A hereto, as such attachment may be amended from time to time by further agreement of ITN and United, with a [*]. As between ITN and United, ITN agrees and acknowledges that United exclusively owns all right, title, and interest, including all Intellectual Property Rights (as such term is defined in the Services Agreement) in and to the [*]. As between ITN and United, United agrees and acknowledges that ITN exclusively owns all right, title, and interest including all Intellectual Property Rights in and to the [*] (excluding any [*]).

       With respect to any and all future customers, ITN will provide to United prior written notice of its desire to add such customers to Attachment A, by providing United a revised attachment with all proposed changes. If United consents to such revised attachment, United shall so notify ITN in writing within seven (7) business days after its receipt of the ITN notice. United's failure to provide a notice of consent within the seven-day period shall not be deemed a consent to the proposed changes. United reserves


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PROPRIETARY AND CONFIDENTIAL

the right to terminate this Supplement, at any time, including as to any or all ITN customers, upon thirty (30) days' prior written notice to ITN. Notwithstanding the foregoing, ITN may continue to use the [*] for the period necessary solely to comply with any obligations to ITN's customers under written agreement existing as of the date of termination and solely for any remaining term of each such agreement (the "Initial Term"); provided that (1) the Initial Term of any such customer agreement shall not be longer than twenty-four months and (2) there shall be no provision of [*] pursuant to automatic renewals of such customer agreement.

     If this adequately represents United's understanding of the terms under which the [*] is licensed for use by ITN and the process by which consent to add prospective customers to the attached Attachment A is to be obtained, please execute below where indicated.


UNITED AIR LINES, INC.                            INTERNET TRAVEL NETWORK


By /s/ Susan M. Fullman                           By /s/ Daniel Whaley
   ---------------------------                       ---------------------------

Title Director - Distribution                     Title VP
      ------------------------                          ------------------------

Date 12/11/98                                     Date 12/1/98
     -------------------------                         -------------------------


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PROPRIETARY AND CONFIDENTIAL


                                 ATTACHMENT A

[*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PROPRIETARY AND CONFIDENTIAL


[*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

PROPRIETARY AND CONFIDENTIAL


[*]


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     First Addendum to Services Agreement
                      Between Internet Travel Network and
                                United Airlines

The November 20, 1997 Services Agreement between Internet Travel Network and United Airlines (the "Agreement") is hereby amended as follows. All other terms of the Agreement shall remain in full force and effect. Capitalized terms not defined herein shall have the meaning set forth in the Agreement. This First Addendum shall be deemed effective on the date of the Closing of the Series C Preferred Stock, Warrant and Option Purchase Agreement entered into as of May 10, 1998 by and among Internet Travel Network and Covia LLC.

During the term of this First Addendum, Section 12 of the Agreement is hereby deleted and replaced with Sections 1 through 6 of this First Addendum

1.   Rights to United Data and Content.
     ----------------------------------

     A. Definition of United Data. "United Data" means United Travel Data, United PNR Data, and United Site Data, as defined below, and United Content, as defined in the Agreement.

          (i) "United Travel Data" means any data or information, including without limitation, flight selections, bookings, ticketing, rates, fare, class of service, seat selection, inventory, scheduling and passenger name record ("PNR") data, travel-related documents (e.g., boarding pass, baggage tag, United flight itinerary, receipt and manifest), information contained in proprietary programs (e.g., Mileage Plus, Silver Wings Plus, Red Carpet Club) or other programs in which United participates, in-flight and in-flight status information, seat maps and assignments, and any and all data and information derived from any of the foregoing ("Data") that (x) Originated from United and (y) relates to traveler usage of (1) United flights (whether or not under a UA airline identification code) or flights of another carrier to the extent it is operating as a United Express or other affiliated carrier, or under the UA airline identification code (each a "United Flight") or (2) products and services provided, controlled or marketed by or on behalf of, or for the benefit of, United directly or through or in conjunction with its affiliates and business partners, as well as any other products and services as United may implement in the future, such as, without limitation, Netcentives, United College Plus, United Vacations, Star Alliance, paging services and proactive reaccommodation services (each a "United Service"). "Originated from United" means the Data was initially accessed (whether by ITN or a third party) from (a) a database owned by, or under the control of United or (b) was initially accessed (whether by ITN or a third party) from a World Wide Web site or service that is a United-Branded site or service. "United-Branded" means that the Web site, the service, or the subsection of a Web site or service, is owned or controlled by United, or is dominantly branded with a United trademark, service mark or logo, and such branding is a dominant feature of the Web site, the service, or of a subsection of such Web site or service (in the latter case, only such subsection shall be deemed United-Branded).

          (ii) "United PNR Data" means any and all information that is created by the concatenation or other interrelationship of any customer-identifying or United fare data in a PNR with United Travel Data in that PNR, regardless of whether such customer-identifying or fare data is generated by United, provided that in the event that a ticket is
                                  -------- ----
          booked through a Corporate Travel Site, United PNR Data shall only include United Travel Data with respect to such booking. "Corporate Travel Site" shall mean a corporation's travel site that (x) is accessible only to the employees, agents and contractors of such corporation; (y) is used to implement that corporation's travel policy; and (z) operates using technology developed by ITN.

          (iii) "United Site Data" means (x) any and all Data related to United Flights or United Services inputted, generated, processed or accessed in or from a United or United-Branded site or service that utilizes ITN services or technology (and only to the extent of such utilization), regardless of whether or not such Data is United Travel Data or United PNR Data, (y) United Travel Data and United PNR Data generated, processed or accessed in or from a United-Branded or United Co-Branded site or service or from a Corporate Travel Site. Notwithstanding the foregoing, United Site Data does not include corporate travel policy data or corporate negotiated rate data, except where any of such corporate data is also United PNR Data. "United

          Co-Branded" means that the Web site, the service, or the subsection of a Web site or service, is co-branded with a United trademark, service mark or logo, and both the United and non-United branding are prominent features of the Web site, the service, or of a subsection of such Web site or service (in the latter case, only such subsection shall be deemed United Co-Branded).

     B. Exclusions from United Data. United Data shall not include data or information that (i) United makes generally available to the public provided that ITN complies with any restrictions imposed on such general
     -------- ----
     availability and, provided that the foregoing shall not include United Data
                       -------- ----
     made available through computer reservations service providers ("CRSs") and travel agencies; (ii) ITN obtains from specific third parties that United has explicitly licensed to resell or otherwise redistribute United Data, such specific third parties currently consisting of ATPCO, OAG and Scientific Atlanta; (iii) is obtained by ITN from a third party who is legally distributing such data or information; (iv) was independently developed by ITN without use of, or reliance on, any United Data; or (v) was inputted, generated, processed or accessed in or from a Corporate Travel Site (other than Data directly or indirectly originally generated by United); provided that, subject to agreement between ITN and United on the
              -------- ----
     cost to ITN of providing such access to United, ITN agrees that it will comply with any access agreement between a corporate travel client and United allowing such access. With respect to Section 1.B (iii), and during the term and for purposes of this Agreement only, such distribution will be deemed illegal if (W) United has obtained an injunction, or a dispositive and final administrative or judicial ruling in favor of United on the merits of the case, against any party who is a substantial source of such United Data with respect to the distribution of the data or information which such third party is providing to ITN, (X) such data and information is being distributed to ITN pursuant to similar laws and contractual obligations; (Y) United is actively pursuing the other substantial sources of such United Data; and (Z) with respect to an administrative ruling, the third party stops the distribution of the data or information. Notwithstanding the foregoing, United Content shall not be subject to any of the provisions of this Section 1.B.

     C. United Branded and Co-Branded Sites and Services. ITN acknowledges and agrees that, as against United, it shall not claim ownership of any data or information inputted, gathered, processed, or accessed in or from any United Branded or Co-Branded site or service where United has arranged the branding relationship (other than data and information directly or indi-rectly originally generated by ITN, which will not be considered United
     Data). United acknowledges and agrees that, as against ITN, (i) it shall not claim ownership of any data or information inputted, gathered, processed or accessed in or from any United Branded or Co-Branded site or service (other than data and information directly or indirectly originally generated from United), where ITN has arranged the branding relationship, unless otherwise mutually agreed between ITN and United in writing and (ii) such data and information shall not be deemed United Data.

     D. Data Ownership. Except as otherwise set forth in Section 1.C, as between ITN and United, ITN agrees and acknowledges that United exclusively owns, for all time, all right, title, and interest throughout the world, in and to United Data and ITN shall, and hereby does, irrevocably assign to United any and all such right, title and interest in or to such United Data that may vest in ITN.

     E. United-Related Data. ITN may provide United with access to all United-Related Data in ITN's reasonable discretion, provided that in the event ITN
                                                  -------- ----
     makes such types of Data available to any of United's airline competitors or a company that provides a product or service that competes with a United Service, ITN shall also make such Data available to United. ITN shall provide such United-Related Data to United royalty-free, provided that if
                                                              -------- ----
     ITN charges a fee for such Data to third parties, then United shall be offered the most favorable or better royalty terms offered by ITN to any such third party, and provided further that United accepts all other
                           -------- ------- ----
     relevant restrictions and obligations and conditions applied to such third party. "United-Related Data" means any data, information or content that is not United Site Data, but that relates to United Flights or United Services. United agrees to use such United-Related Data only for marketing and developing United Flights and United Services, except that if any United-Related Data is also made available by ITN to any third party, United shall not be bound by any more restrictive provisions from ITN than are offered to any of United's airline competitors or a company that provides a product or service that competes with a United Service. United shall not disclose United-Related Data to a third party except where such third party is providing marketing services on behalf of, or for, United, and where such third party is bound by confidentiality and use restrictions.

     F. Future Rights. The provisions of Sections 1 and 2 of this First Addendum shall apply to ITN during the first 12 months that this First Addendum is in effect. Thereafter, provided that this First Addendum has not been terminated, ITN shall be subject to, and will comply with, United Data ownership and licensing provisions which shall be not substantially more restrictive on ITN than United generally and on average applies to ITN competitors (in the cases of ITN's technology platform and its travel agency service) that are reasonably deemed by United to be similarly situated to ITN in terms of competing products, revenue volumes, scope of services, breadth of customer base, and any other criteria reasonably determined by United (after seeking advice from ITN) to constitute a fair and judicious application of its data ownership rights under the Agreement in light of all then existing and relevant circumstances. Notwithstanding the foregoing, in the event that during the first 12 months that this First Addendum is in effect, United enters into an agreement with a third party providing such party with the right to distribute United Data for a particular service, United shall license ITN the right to distribute such United Data for the same service, and such service shall be deemed an ITN Service for purposes of this First Addendum, including with respect to scope of license and royalties. In the event that after the first 12 months that this Addendum is in effect, a third party is using United Data in connection with a particular service, United shall not object to ITN's right to obtain United Data for the same service, unless (W) United has obtained an injunction, or a dispositive and final administrative or judicial ruling in favor of United on the merits of the case, against any party who is a substantial source of such United Data with respect to the distribution of the data or information which such third party is providing to ITN, (X) such data and information is being distributed to ITN pursuant to similar laws and contractual obligations; (Y) United is actively pursuing the other substantial sources of such United Data; and (Z) with respect to an administrative ruling, the third party stops the distribution of the data or information.

     G. ITN Data. Notwithstanding the above, United shall have no rights to data inputted, generated, processed or retrieved related to monitoring the performance of, modifying or improving the Reservation System or the performance of the Services, including without limitation any bug reports or similar data generated during the performance of the Agreement, and (ii) nothing shall prevent ITN from performing similar services for other clients, including without limitation, generating, processing, or retrieving the same data from any third party sources, provided such services do not utilize any United Data, United Content or United Proprietary Information.

2.  ITN License to United Data.
    ---------------------------

     A. License Grant. United hereby grants ITN a nonexclusive, worldwide license to use, reproduce, electronically distribute, publicly display and publicly perform United Data as required to develop, market, sell and perform ITN Services via intranet, internet, wireless, broadcast, paper, computer disk, cable and telephone (the "Licensed Technology"). "ITN Services" shall mean (i) accessing of real-time flight inventory normally associated with wholesale, consolidator, retail or privately negotiated corporate fares, (ii) arranging, booking and ticketing travel reservations, and providing post ticketing services (iii) gathering and reporting to or for ITN customers United Data that a customer requires in order to plan, verify, and manage their actual travel, such as usage, fares, trends, policy or compliance that directly relate to each such ITN customer's use of United Flights or United Services, (iv) gathering for, and reporting to, an ITN client statistical data on the number and booking dollar value of transactions processed by ITN for that client, (v) providing United Data in connection with a corporate travel client's internal expense reporting requirements, provided that such client receives only such United Data that
                   -------- ----
     relates directly to that specific corporate travel client, (vi) gathering and distributing data specifically for the limited purposes of complying with the Air Transport Association's ("ATA") Recommended Practices for the Providers of Electronic Reservation Services ("Recommended Practices"), as such Recommended Practices may be modified from time to time; (vii) aggregating end-user data for the limited purposes of billing United for fees based on individual transactions per Exhibit B annexed to the Agreement, (viii) gathering data in order to monitor internally the Reservation System's performance, (ix) aggregating transaction data for the limited purposes of marketing ITN's services by gathering and reporting statistical data on the number and booking dollar value of transactions processed by ITN, provided, however, that such statistical data shall not disclose the number and booking dollar value of transactions related solely to United and (x) consulting with respect to, or outsourcing of, corporate travel management functions, provided ITN does not use or manipulate United Data for a corporate travel client other than such United Data that directly relates to that specific corporate travel client, except in connection with providing such client aggregated travel data (subject to the penultimate sentence of this Section 2.A). With respect to Section 2.A(iii) immediately above, United hereby approves all uses of corporate customer and travel agency components of United Data required by ITN to exercise its rights hereunder or meet its contractual obligations hereunder or to other parties.

     Except as provided in (iii) and (iv) above, ITN shall not make any use or disclosure of travel-related data, whether through aggregation, profiling, data-mining or any other technique such that a third party could infer or otherwise ascertain United Data or information about United Flights or United Services from such data or use. With respect to this Section 2.A, United shall treat ITN no less favorably than United treats ITN's competitors.

     B. Royalties. United and ITN agree that United may, from time to time, require the payment of royalties for any new or existing ITN Services, such royalties and related provisions to be negotiated either through separate agreement or as amendments to existing agreements. United and ITN agree that any royalties shall be the most favorable or better royalty terms offered by United to any third party, provided ITN accepts all other
                                           --------
     relevant restrictions and obligations and conditions. Notwithstanding the foregoing, United shall license United Data to ITN on a royalty-free basis during the first 12 months after the effective date of this First Addendum.

     C.   Limitations on ITN License to United Data.

          (i) Except as provided in Section 2.A above, ITN shall not disclose, use, license, sell or otherwise transfer or dispose of any United Data, or provide any product or service using or based on United Data, on its own behalf or on behalf of any third party for any purpose whatsoever, in each case without the prior written consent of United, such consent to be at United's sole discretion.

          (ii) Notwithstanding the license grant under Section 2.A. above or any other rights granted under the Agreement (except under the last two sentences of Section 1.F), United reserves the right to terminate or modify ITN's license rights, or access, to United Data with respect to any Pre-Approved Service(s) (other than Core Services) after ninety
          (90) days' prior written notice to ITN (the "Service Termination Notice"). "Core Services" means those ITN Services being provided by ITN as of the Effective Date in the same (or substantially the same) format and technology in which the Services are being provided as of such Date. "Pre-Approved Services" means ITN Services that United has approved in writing. Before United may send a Service Termination Notice, it must provide ITN a written pre-termination notice notifying ITN of United's intent to send a Service Termination Notice not less than thirty (30) days before United intends to send the Service Termina-tion Notice (the "Pre-Termination Notice"). During the 30 days after the date of the Pre-Termination Notice, ITN and United will conduct good faith negotiations to resolve any issues which arise as a result of such Pre-Termination Notice. Failing resolution of all such issues between the parties during said 30-day period; thereafter, United may send the Service Termination Notice.

          (iii) Notwithstanding the license grant under Section 2.A. above or any other rights granted under the Agreement (except under the last two sentences of Section 1.F), United reserves the right to terminate or modify ITN's license rights, or access, to United Data with respect to any ITN Service that is not a Pre-Approved Service or a Core Service on fourteen (14) days' prior written notice in the event that United believes, in its reasonable discretion, that such ITN Service has or will substantially harm United with respect to its data rights. Within 48 hours of providing such notice, United shall make appropriate personnel available to discuss with ITN United's objections to the ITN Service being provided.

          (iv) Except as expressly permitted herein, otherwise required by applicable law or governmental regulations, or otherwise permitted in writing by United, ITN shall have no rights relating to United Data.

          (v) Except as otherwise provided herein, including without limitation
          Section 1.C hereof, ITN shall provide United with access to all United Data in such manner and format as is reasonably requested by United, provided that, in the event that ITN cannot comply with the foregoing
          -------- ----
          because of privacy obligations to ITN's customers or because of ITN's contractual obligations or under law, ITN shall promptly inform United of such inability to comply, and United and ITN shall mutually resolve the issue, taking into account, among other things, United's operational requirements to have access to such United Data. If United requires access to any particular United Data and the provision of such access would result in material marginal costs to ITN, then United shall, upon prior written consent to such expenditures, reimburse ITN for such marginal costs, provided that United shall in
                                                 -------- ----
          no event be required to pay more than ITN's most favorable rates to any third party with respect to similar types of access.

          (vi) ITN shall generate and maintain copies and records of United Data only to the extent necessary or useful, and only for such time as is necessary, for ITN to fulfill its obligations or exercise its rights under this Agreement.

          (vii) With respect to all agreements effective before the effective date of this First Addendum, ITN shall promptly inform United of ITN's obligations to third parties regarding United Data that are inconsistent with this First Addendum (such disclosure to be in a manner consistent with ITN's confidentiality obligations), and the termination date of such agreements. ITN shall not enter into any agreement with any third party, or renew or extend any such agreement, that is inconsistent with this First Addendum.

          (viii) United has the final right of approval for any use of United Content, including the right to approve any user interface and designs utilizing United Content.

     D. Limitation on United Rights. United shall have no rights to data inputted, generated, processed or retrieved related to monitoring the performance of, modifying or improving the Reservations System or the performance of the Services, including without limitation any bug reports or similar data generated during the performance of this Agreement.

     E. Aggregation of Data. Notwithstanding the above, nothing contained herein (including the provisions of Section 21 Confidential Information of the Agreement) shall prohibit ITN from using or disclosing United Data in an aggregate or statistical composite form to perform the limited purposes described below in this Section 2.E. For this purpose, United hereby grants ITN a limited license for the term of the Agreement, to (i) gather and distribute data specifically for the limited purposes of complying with the Air Transport Association's ("ATA") Recommended Practices for the Providers of Electronic Reservations Services ("Recommended Practices"), as such Recommended Practices may be modified from time to time; (ii) aggregate end-users data for the limited purposes of billing United for fees based on individual transactions per Exhibit B annexed hereto; (iii) aggregate transaction data for the limited purposes of marketing ITN's services by gathering and reporting statistical data on the number and booking dollar value of transactions processed by ITN, provided, however, that such statistical data shall not disclose the number and booking dollar value of transactions related solely to United; and (iv) gather data in order to monitor internally the Reservations System's performance.

3.  Representations and Warranties.

     A. With respect to United Data, United represents and warrants that, to the best of its knowledge, it has the authority to grant the Licenses to ITN and that the grant of the Licenses will not violate any law or agreement or any right of any party. ITN's sole remedy for breach of this
     Section 3.A. shall be the indemnity provided in Section 8 of the Agreement.

     B. Data Warranty Exclusion. ITN AGREES AND ACKNOWLEDGES THAT UNITED DATA MAY CONTAIN ERRORS, OMISSIONS AND OTHER INACCURACIES, AND THAT UNITED DOES NOT WARRANT THE ACCURACY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY UNITED DATA. UNITED SHALL NOT BE LIABLE TO ITN FOR ANY INJURY, LOSS, CLAIM OR DAMAGE CAUSED IN WHOLE OR IN PART BY ANY INTERRUPTION, ERROR, OMISSION, OTHER INACCURACY OR LIBELOUS INFORMATION CONTAINED IN UNITED DATA.

4. Compliance with laws. ITN agrees that nothing in this First Addendum shall be deemed a request, order or demand by United to ITN to violate any governmental law, regulation or directive in performing its obligations under this Agreement, including without limitation, any intellectual property, privacy or data protection law, regulation or directive. ITN agrees to comply with all such laws, regulations and directives.

5.  Data Protection.

     A. ITN shall implement reasonable data protection measures and policies to protect the United Data and to prevent unauthorized use or disclosure of United Data.

     B. ITN shall promptly notify United of any actual, threatened or suspected unauthorized disclosure, misuse or infringement of any United Data, and shall provide reasonable assistance to United in connection with protecting the rights of United.

6.  ITN Treatment of United

     With respect to any ITN-owned data and United-Related Data, ITN shall in no event treat United less favorably than ITN treats other airlines or a company that provides a product or service that competes with a United Service.

7.  Term and Termination Provisions.

     A. Section 3 of the Agreement is hereby deleted and replaced with the following:

          "This Agreement is effective on the date provided above (hereafter the "Effective Date") and will continue thereafter, provided that
                                                          -------- ----
          commencing 6 months after the Effective Date either party may terminate this Agreement at any time on not less than one hundred and eighty (180) days notice. Unless otherwise provided herein, Sections 8, 9, 15, 17, 18, 21, 29 and 30 of this Agreement will continue thereafter in full force and effect and survive any termination or expiration of this Agreement."

     B. Upon termination of this Agreement, ITN shall promptly destroy all United Data in ITN's possession or control, and certify such destruction to United. Notwithstanding the foregoing, ITN may retain copies of United Data for the earlier of: (a) the period necessary solely to comply with any obligations to ITN's customers under written agreement existing as of the date of termination, and solely for the then-current term of each such agreement, and (b) three years from the initial receipt by ITN of such United Data (collectively, the "Hold-Over Period"). In no event shall ITN use such United Data for any party or purpose other than as permitted under this First Addendum. Upon termination of the Hold-Over Period with respect to United Data, ITN shall destroy all copies of each piece of United Data and certify to United that such United Data has been destroyed. The provisions of this First Addendum shall survive with respect to any and all United Data held by ITN during the Hold-Over Period.

     C. Notwithstanding Section 6.B, ITN may retain United Data to the extent required by ITN to meet its legal or regulatory document retention obligations. ITN shall maintain adequate storage and security measures to protect against the unauthorized access of any United Data, and shall be liable for any unauthorized disclosure of any United Data. Promptly upon the conclusion of ITN's document retention obligations, it shall destroy all copies of United Data, and certify to United that such United Data has been destroyed.

     D. The following sections of this First Addendum shall survive termination of the Agreement and this First Addendum: Sections 1.A (iii) and any related definitions, 1.B, the exclusions from United Data in 1.C, 1.D and 3.B (each with respect only to United Site Data that is United Data).

                                   CRS COSTS


     In exchange for United covering [*] of ITN's CRS costs related to phone line communications charges, terminal address access fees, communications and interface hardware, Apollowise's incremental PNR threshold rate increase, and $BBQ's per request fee, that are incurred solely in connection with United-Branded and United Co-Branded Web sites or services, ITN will pass on to United [*] of any sources of booking fee credit (e.g., cost offsets) plus [*] of any sources of CRS revenues (e.g., rebates) attributable to United-Branded and United Co-Branded Web sites or services. With respect to all United Branded or United Co-Branded Web sites, ITN will review with United and gain United's approval in advance of (i) ITN launching a new Web site or a new service which incurs incremental CRS costs, or (ii) any major functional improvement to a Web site or a service that incurs incremental CRS costs. United will provide administrative, educational and consultative support and assistance in order to help ITN to maximize those CRS credits and CRS rebates. Notwithstanding the above, United retains the right to negotiate the financial terms of such matters directly with any CRS vendor for United-Branded or United Co-Branded Web sites or services. United acknowledges that it, and not ITN, shall be liable for any taxes imposed on ITN (other than taxes on ITN's income) resulting from the provision of the foregoing pass-through services by ITN. In the event that the pass-on of rebates and credits is not deemed to be deductible for income tax purposes, then United shall be liable for the resulting income taxes.

[*] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

On behalf of United Airlines Inc.


By:   /s/ [illegible signature]
      -------------------------

Name:
      -------------------------

Title:
      -------------------------

Date:
      -------------------------


On behalf of Internet Travel Network


By:
      ------------------------

Name:
      ------------------------

Title:
      ------------------------

Date:
      ------------------------

On behalf of United Airlines Inc.


By:
      ------------------------

Name:
      ------------------------

Title:
      ------------------------

Date:
      ------------------------

On behalf of Internet Travel Network


By:   /s/ Richard D.C. Whilden
      ------------------------

Name:   Richard D.C. Whilden
      ------------------------

Title:   President & CEO
      ------------------------

Date:   May 9, 1998
      ------------------------